THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER SECURITIES OR BLUE SKY LAWS. EXCEPT AS OTHERWISE SET FORTH HEREIN OR IN AN AGREEMENT FROM THE HOLDER, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR AN EXEMPTION THEREFROM. THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO THE EXPRESS PROVISIONS OF THIS WARRANT, AND NO SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH PROVISIONS SHALL HAVE BEEN COMPLIED WITH.


                         COMMON STOCK PURCHASE WARRANT


          THIS CERTIFIES THAT, for value received, Clifton Capital Ltd., or its corporate successors, or its registered assigns (the "Holder"), is entitled to purchase from THE EASTWIND GROUP, INC., a Delaware corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2 hereof, up to 500,000 fully paid and nonassessable shares of the Company's Common Stock, par value U.S.$.10 per share (the "Common Stock"), at an exercise price of U.S.$3.00 per share (the "Exercise Price"). The term "Warrant Shares," as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof.

          This Warrant is subject to the following terms, provisions and conditions:

          1.   Manner of Exercise: Issuance of Certificates: Payment for Shares.
               ----------------------------------------------------------------
Subject to the provisions hereof, this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant, together with a complete exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon payment to the Company in cash or by certified or official bank check of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement delivered, and payment made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding five (5) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of such

Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. The Company shall pay all taxes and other expenses and charges payable in connection with the preparation, execution, and delivery of stock certificates (and any new Warrants) pursuant to this Paragraph 1 except that, in case such stock certificates shall be registered in a name or names other than the Holder at the request of such Holder, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall be paid by the Holder to the Company at the time of the delivery of such stock certificates by the Company as set forth above.

          2.   Period of Exercise.  This Warrant is exercisable at any time or
               ------------------
from time to time on or after July 16, 1997 and before 5:00 p.m., Eastern time on December 31, 1997 (the "Exercise Period").

          3.   Certain Agreements of the Company. The Company hereby covenants
               ---------------------------------
and agrees as follows:

          (a) Shares to be Fully Paid.  All Warrant Shares will, upon issuance,
              -----------------------
be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof

          (b) Reservation of Shares.  During the Exercise Period, the Company
              ---------------------
shall at all times have authorized, and reserved for the purpose of issue upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (c) Certain Actions Prohibited.  The Company will not, by amendment of
              --------------------------
its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder in order to protect the exercise privilege of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          (d) Successors and Assigns.  This Warrant will be binding upon any
              ----------------------
entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all the Company's assets.

          4.   Antidilution Provisions.  During the Exercise Period, the
               -----------------------
Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Paragraph 4; provided, however, that no
                                                   --------  -------
adjustment will be made in the Exercise Price or the Warrant Shares in connection with the issuance of Common Stock pursuant to this Warrant.

          In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

          (a) Adjustment of Exercise Price and Number of Shares upon Issuance of
              ------------------------------------------------------------------
Common Stock.  In any case the Company shall hereafter issue additional shares
------------
of Common Stock at a price less than the effective Exercise Price of the Warrant (the "Additional Shares") the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the then effective Exercise Price by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the date of issuance of the Additional Shares and the number of additional shares of Common Stock which the aggregate consideration for the total number of shares of Common Stock so issued would purchase at the then effective Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the date of issuance of the Additional Shares and the number of Additional Shares of Common Stock issued. Such adjustment shall be made successively whenever such Additional Shares are issued and shall become effective immediately after the Additional Shares are issued.

          (b) Subdivision or Combination of Common Stock.  If the Company at any
              ------------------------------------------
time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock acquirable upon exercise of this Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock acquirable upon exercise of this Warrant will be proportionately decreased.

          (c) Consolidation, Merger or Sale.  In case of any consolidation of
              -----------------------------
the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the Holder will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this

Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Paragraph 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Paragraph 4 and the obligations to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire.

          (d) Distribution of Assets.  In case the Company shall declare or make
              ----------------------
any distribution of its assets to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining stockholders entitled to such distribution, but prior to the date of distribution, the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such distribution.

          (e) Notice of Adjustment.  Upon the occurrence of any event which
              --------------------
requires any adjustment of the Exercise Price, then and in each such case the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (f) Minimum Adjustment of Exercise Price.  No adjustment of the
              ------------------------------------
Exercise Price shall be made in an amount less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

          (g) No Fractional Shares.  No fractional shares of Common Stock are to
              --------------------
be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

               (h) Other Notices.  In case at any time:
                   -------------

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

         (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class;

        (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all its assets to, another corporation or entity; or

         (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

            (i) "Common Stock," for purposes of this Paragraph 4, includes the
                 ------------
Common Stock, and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only shares of Common Stock, in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Paragraph 4(c) hereof, the stock or other securities or property provided for in such Paragraph.

          5.   Issue Tax.  The issuance of certificates for Warrant Shares upon
               ---------
the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

          6.   No Rights or Liabilities as a Stockholder.  This Warrant shall
               -----------------------------------------
not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant in the absence of affirmative action by the holder hereof to purchase

Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          7.   Transfer, Exchange, and Replacement of Warrant.
               ----------------------------------------------

            (a) Restriction on Transfer.  This Warrant and the rights granted to
              -----------------------
the Holder are transferable, in whole or in part, only with the prior written consent of Company, and then upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 7(e) below, provided, however,
                                                           --------  -------
that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(f) hereof. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder hereof as the owner and holder hereof for all purposes and the Company shall not be affected by any notice to the contrary.

             (b) Warrant Exchangeable for Different Denominations.  This
              ------------------------------------------------
Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Paragraph 7(e) below, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder at the time of such surrender.

             (c) Replacement of Warrant.  Upon receipt of evidence reasonably
                 ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

             (d) Cancellation:  Payment of Expenses.  Upon the surrender of this
                 ----------------------------------
Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

             (e) Register.  The Company shall maintain, at its principal
                 --------
executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant .

            (f) Exercise or Transfer Without Registration.  If, at the time of
                 -----------------------------------------
the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the Holder furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws and (ii) that the Holder execute and deliver to the Company an investment letter in form and substance acceptable to the Company. The first Holder of this Warrant, by taking and holding the same, represents to the Company that such Holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

          8.   Notices.  All notices, requests, and other communications
               -------
required or permitted to be given or delivered hereunder to the Holder shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to such Holder at the address shown for such Holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such Holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail carrier, postage prepaid and addressed, to the office of the Company at 100 Four Falls Corporate Center, Suite 305, West Conshohocken, PA 19428 Attention: Chairman, or at such other address as shall have been furnished to the Holder by notice from the Company. Any such notice, request, or other communication may be sent by telegram, telex, or telecopy, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram, telex or telecopy) the person entitled to receive such notice at the address of such person for purposes of this Paragraph 8, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be.

          9.   GOVERNING LAW.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE BODY OF LAW CONTROLLING CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF DELAWARE FOR ANY PROCEEDING TO WHICH ANY OF THE PARTIES HERETO IS A PARTY AND WHICH RELATES TO THIS WARRANT. TO THE EXTENT PERMITTED BY LAW, EACH PARTY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON-CONVENIENS TO THE CONDUCT OF ANY PROCEEDING INSTITUTED HEREUNDER OR ANY PROCEEDING TO WHICH ANY PARTY TO THIS WARRANT IS A PARTY AND WHICH RELATES TO THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

          10.  Miscellaneous.
               -------------

             (a) Amendments.  This Warrant and any provision hereof may not be
                 ----------
changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the Company and Holders representing a majority of the shares of Common Stock acquirable upon exercise of this Warrant.

             (b) Descriptive Headings.  The descriptive headings of the several
                 --------------------
paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                        THE EASTWIND GROUP, INC.

                                        By:__________________________
                                            Paul A. DeJuliis
                                            Chairman and Chief Executive Officer

                           FORM OF EXERCISE AGREEMENT


                                                            Dated:  ____________


To:  The Eastwind Group, Inc.
        Attention:  Chief Financial Officer


          The undersigned, pursuant to the provisions set forth in the within Common Stock Purchase Warrant, hereby agrees to purchase ______ shares of Common Stock covered by such Common Stock Purchase Warrant, and makes payment herewith in full therefor at the price per share provided by such Common Stock Purchase Warrant in cash or by certified or official bank check in the amount of U.S.$________. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:


                                    Name:_______________________________

                                    Signature:__________________________
                                    Title of Signing Officer (if any):
                                    _____________________________________
                                    Address: ____________________________
                                    _____________________________________


and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Common Stock Purchase Warrant, a new Common Stock Purchase Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

                               FORM OF ASSIGNMENT


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all of the rights of the undersigned under the within Common Stock Purchase Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below, to:


Name of Assignee                     Address                      No. of Shares
----------------                     -------                      -------------



and hereby irrevocably constitutes and appoints ___________________ as agent and attorney-in-fact to transfer said Common Stock Purchase Warrant on the books of the Eastwind Group, Inc., with full power of substitution in the premises.



Dated:  ________________

In the presence of



_______________________


                              Name:  ____________________________________

                              Signature: _________________________________
                              Title of Signing Officer
                              (if any): __________________________________

                              Address: ___________________________________

                              ____________________________________________

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER SECURITIES OR BLUE SKY LAWS. EXCEPT AS OTHERWISE SET FORTH HEREIN OR IN AN AGREEMENT FROM THE HOLDER, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR AN EXEMPTION THEREFROM. THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO THE EXPRESS PROVISIONS OF THIS WARRANT, AND NO SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH PROVISIONS SHALL HAVE BEEN COMPLIED WITH.


                         COMMON STOCK PURCHASE WARRANT


          THIS CERTIFIES THAT, for value received, Clifton Capital Ltd., or its corporate successors, or its registered assigns (the "Holder"), is entitled to purchase from THE EASTWIND GROUP, INC., a Delaware corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2 hereof, up to 200,000 fully paid and nonassessable shares of the Company's Common Stock, par value U.S.$.10 per share (the "Common Stock"), at an exercise price of U.S.$5.00 per share (the "Exercise Price"). The term "Warrant Shares," as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof.

          This Warrant is subject to the following terms, provisions and conditions:

          1.   Manner of Exercise: Issuance of Certificates: Payment for Shares.
               ----------------------------------------------------------------
Subject to the provisions hereof, this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant, together with a complete exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon payment to the Company in cash or by certified or official bank check of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement delivered, and payment made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding five (5) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of such

Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. The Company shall pay all taxes and other expenses and charges payable in connection with the preparation, execution, and delivery of stock certificates (and any new Warrants) pursuant to this Paragraph 1 except that, in case such stock certificates shall be registered in a name or names other than the Holder at the request of such Holder, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall be paid by the Holder to the Company at the time of the delivery of such stock certificates by the Company as set forth above.

          2.   Period of Exercise.  This Warrant is exercisable at any time or
               ------------------
from time to time on or after July 16, 1997 and before 5:00 p.m., Eastern time on December 31, 1997 (the "Exercise Period").

          3.   Certain Agreements of the Company. The Company hereby covenants
               ---------------------------------
and agrees as follows:

          (a) Shares to be Fully Paid.  All Warrant Shares will, upon issuance,
              -----------------------
be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof

          (b) Reservation of Shares.  During the Exercise Period, the Company
              ---------------------
shall at all times have authorized, and reserved for the purpose of issue upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (c) Certain Actions Prohibited.  The Company will not, by amendment of
              --------------------------
its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder in order to protect the exercise privilege of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          (d) Successors and Assigns.  This Warrant will be binding upon any
              ----------------------
entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all the Company's assets.

          4.   Antidilution Provisions.  During the Exercise Period, the
               -----------------------
Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Paragraph 4; provided, however, that no
                                                   --------  -------
adjustment will be made in the Exercise Price or the Warrant Shares in connection with the issuance of Common Stock pursuant to this Warrant.

          In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

          (a) Adjustment of Exercise Price and Number of Shares upon Issuance of
              ------------------------------------------------------------------
Common Stock.  In any case the Company shall hereafter issue additional shares
------------
of Common Stock at a price less than the effective Exercise Price of the Warrant (the "Additional Shares") the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the then effective Exercise Price by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the date of issuance of the Additional Shares and the number of additional shares of Common Stock which the aggregate consideration for the total number of shares of Common Stock so issued would purchase at the then effective Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the date of issuance of the Additional Shares and the number of Additional Shares of Common Stock issued. Such adjustment shall be made successively whenever such Additional Shares are issued and shall become effective immediately after the Additional Shares are issued.

          (b) Subdivision or Combination of Common Stock.  If the Company at any
              ------------------------------------------
time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock acquirable upon exercise of this Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock acquirable upon exercise of this Warrant will be proportionately decreased.

          (c) Consolidation, Merger or Sale.  In case of any consolidation of
              -----------------------------
the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the Holder will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this

Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Paragraph 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Paragraph 4 and the obligations to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire.

          (d) Distribution of Assets.  In case the Company shall declare or make
              ----------------------
any distribution of its assets to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining stockholders entitled to such distribution, but prior to the date of distribution, the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such distribution.

          (e) Notice of Adjustment.  Upon the occurrence of any event which
              --------------------
requires any adjustment of the Exercise Price, then and in each such case the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (f) Minimum Adjustment of Exercise Price.  No adjustment of the
              ------------------------------------
Exercise Price shall be made in an amount less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

          (g) No Fractional Shares.  No fractional shares of Common Stock are to
              --------------------
be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

               (h) Other Notices.  In case at any time:
                   -------------

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

         (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class;

        (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all its assets to, another corporation or entity; or

         (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

            (i) "Common Stock," for purposes of this Paragraph 4, includes the
                 ------------
Common Stock, and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only shares of Common Stock, in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Paragraph 4(c) hereof, the stock or other securities or property provided for in such Paragraph.

          5.   Issue Tax.  The issuance of certificates for Warrant Shares upon
               ---------
the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

          6.   No Rights or Liabilities as a Stockholder.  This Warrant shall
               -----------------------------------------
not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant in the absence of affirmative action by the holder hereof to purchase

Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          7.   Transfer, Exchange, and Replacement of Warrant.
               ----------------------------------------------

            (a) Restriction on Transfer.  This Warrant and the rights granted to
              -----------------------
the Holder are transferable, in whole or in part, only with the prior written consent of Company, and then upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 7(e) below, provided, however,
                                                           --------  -------
that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(f) hereof. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder hereof as the owner and holder hereof for all purposes and the Company shall not be affected by any notice to the contrary.

             (b) Warrant Exchangeable for Different Denominations.  This
              ------------------------------------------------
Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Paragraph 7(e) below, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder at the time of such surrender.

             (c) Replacement of Warrant.  Upon receipt of evidence reasonably
                 ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

             (d) Cancellation:  Payment of Expenses.  Upon the surrender of this
                 ----------------------------------
Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

             (e) Register.  The Company shall maintain, at its principal
                 --------
executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant .

            (f) Exercise or Transfer Without Registration.  If, at the time of
                 -----------------------------------------
the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the Holder furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws and (ii) that the Holder execute and deliver to the Company an investment letter in form and substance acceptable to the Company. The first Holder of this Warrant, by taking and holding the same, represents to the Company that such Holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

          8.   Notices.  All notices, requests, and other communications
               -------
required or permitted to be given or delivered hereunder to the Holder shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to such Holder at the address shown for such Holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such Holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail carrier, postage prepaid and addressed, to the office of the Company at 100 Four Falls Corporate Center, Suite 305, West Conshohocken, PA 19428 Attention: Chairman, or at such other address as shall have been furnished to the Holder by notice from the Company. Any such notice, request, or other communication may be sent by telegram, telex, or telecopy, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram, telex or telecopy) the person entitled to receive such notice at the address of such person for purposes of this Paragraph 8, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be.

          9.   GOVERNING LAW.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE BODY OF LAW CONTROLLING CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF DELAWARE FOR ANY PROCEEDING TO WHICH ANY OF THE PARTIES HERETO IS A PARTY AND WHICH RELATES TO THIS WARRANT. TO THE EXTENT PERMITTED BY LAW, EACH PARTY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON-CONVENIENS TO THE CONDUCT OF ANY PROCEEDING INSTITUTED HEREUNDER OR ANY PROCEEDING TO WHICH ANY PARTY TO THIS WARRANT IS A PARTY AND WHICH RELATES TO THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

          10.  Miscellaneous.
               -------------

             (a) Amendments.  This Warrant and any provision hereof may not be
                 ----------
changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the Company and Holders representing a majority of the shares of Common Stock acquirable upon exercise of this Warrant.

             (b) Descriptive Headings.  The descriptive headings of the several
                 --------------------
paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                        THE EASTWIND GROUP, INC.

                                        By:__________________________
                                            Paul A. DeJuliis
                                            Chairman and Chief Executive Officer

                           FORM OF EXERCISE AGREEMENT


                                                            Dated:  ____________


To:  The Eastwind Group, Inc.
        Attention:  Chief Financial Officer


          The undersigned, pursuant to the provisions set forth in the within Common Stock Purchase Warrant, hereby agrees to purchase ______ shares of Common Stock covered by such Common Stock Purchase Warrant, and makes payment herewith in full therefor at the price per share provided by such Common Stock Purchase Warrant in cash or by certified or official bank check in the amount of U.S.$________. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:


                                    Name:_______________________________

                                    Signature:___________________________
                                    Title of Signing Officer (if any):
                                    _____________________________________
                                    Address: ____________________________
                                    _____________________________________


and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Common Stock Purchase Warrant, a new Common Stock Purchase Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

                               FORM OF ASSIGNMENT


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all of the rights of the undersigned under the within Common Stock Purchase Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below, to:


Name of Assignee  Address  No. of Shares
----------------  -------  -------------



and hereby irrevocably constitutes and appoints ___________________ as agent and attorney-in-fact to transfer said Common Stock Purchase Warrant on the books of the Eastwind Group, Inc., with full power of substitution in the premises.



Dated:  ________________

In the presence of



_______________________


                              Name:  ___________________________________

                              Signature: ________________________________
                              Title of Signing Officer
                              (if any): _________________________________

                              Address: ___________________________________

                              ____________________________________________